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                                                                   EXHIBIT 10.38


                              STAFF BUILDERS, INC.

                             1998 STOCK OPTION PLAN


                                                              December 1, 1998

Willard T. Derr



                   Re: Grant of Qualifying Stock Options
                       to Purchase Shares of the Class A
                       Common Stock of Staff Builders, Inc.

Dear Will:

                  You and Staff Builders, Inc., a Delaware corporation (the "Corporation"), hereby agree as follows:

                  1. Reference. This is the Stock Option Agreement referred to in Section 7(k) of the Corporation's 1998 Stock Option Plan (the "Plan"). The stock option this Agreement grants is an Incentive Stock Option, as set forth in
Section 2 below. This Agreement incorporates all terms, conditions and provisions of the Plan.

                  2. Stock Option. The Corporation hereby grants to the Optionee the option (the "Stock Option") to purchase that number of shares of Class A Common Stock of the Corporation, par value $.01 per share, set forth on Schedule
A. The Corporation will issue these shares as fully paid and nonassessable shares upon the Optionee's exercise of the Stock Option. The Optionee may exercise the Stock Option in accordance with this Agreement any time prior to the tenth anniversary of the date of grant of the Stock Option evidenced by this Agreement, unless earlier terminated according to the terms of this Agreement. Schedule A sets forth the date or dates after which the Optionee may exercise all or part of the Stock Option, subject to the provisions of the Plan.

                  3. Exercise of Stock Option. The Optionee may exercise the Stock Option in whole or in part by written notice delivered to the Corporation in the form of Schedule B to this Agreement. If exercisable Stock Options as to 100 or more shares are held by an Optionee, then such Stock Options may not be exercised for fewer than 100 shares at any one time, and if exercisable Stock Options for fewer than 100 shares are held by an Optionee, then Stock Options for all such shares must be exercised at one time. The Optionee shall enclose with each such notice payment by cash or by valid check in an amount equal to the number of shares as to which his exercise is made, multiplied by the option price therefor; provided, however, that if the Committee


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appointed by the Board of Directors pursuant to Section 2 of the Plan shall, in its sole discretion, approve, payment upon exercise of the Stock Option in whole or in part may be made by surrender to the Corporation in due form for transfer of shares of Class A Common Stock of the Corporation. In the case of payment in the Corporation's Class A Common Stock, such stock shall be valued at its Fair Market Value (as defined in Section 7 (b) of the Plan) as of the date of surrender of the stock.

                  4. Purchase Price. The option price per share shall be that set forth on Schedule A.

                  5. No Rights in Option Stock. Optionee shall have no rights as a stockholder in respect of any shares subject to the Stock Option unless and until Optionee has exercised the Stock Option in complete accordance with the terms hereof, and shall have no rights with respect to shares not expressly conferred by this Agreement.

                  6. Shares Reserved. The Corporation shall at all times during the term of this Agreement reserve and keep available such number of shares of Class A Common Stock as will be sufficient to satisfy the requirements of this Agreement, and shall pay all original issue taxes on the exercise of the Stock Option, and all other fees and expenses necessarily incurred by the Corporation in connection therewith.

                  7. Nonassignability. The Stock Option and this Agreement shall not be encumbered, disposed of, assigned or transferred in whole or in part, except by will or by the laws of descent and distribution. Except as described in the Plan, the Optionee alone may exercise the Stock Option. All shares purchased pursuant to this Agreement shall be purchased for investment by the Optionee.

                  8. Effect Upon Employment. Nothing in this Agreement shall confer on the Optionee any right to continue in the employment of the Corporation or shall interfere in any way with the right of the Corporation to terminate Optionee's employment at any time.

                  9. Successors. This Agreement shall be binding upon any successor of the Corporation.


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                  In order to indicate your acceptance of the Stock Option on the above terms and conditions, kindly sign the enclosed copy of this letter agreement and return it to the Corporation.


                                                   STAFF BUILDERS, INC.


                                                   /s/ Stephen Savitsky
                                                   ----------------------------
                                                   By: Stephen Savitsky

Accepted and Agreed to:


/s/ Willard T. Derr
---------------------------
By: Willard T. Derr


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                                                                      Schedule A



                             Qualifying Stock Option



Date of Grant: December 1, 1998

Name of Optionee: Willard T. Derr

Number of Shares as to
which the Option is Granted: 10,000

Option Price per Share: $.50

Exercisability of Options:

                  Number of Shares                     Target Price of Class
                  as to which the                      A Common Stock at
                  Optionee May Exercise                which Optionee May
                  the Option Granted                   Exercise the Option
                  Hereby                               Granted Hereby
                  ---------------------                ---------------------
                          2000                                 $1.50

                          1000                                 $2.00

                          1000                                 $2.50

                          1000                                 $3.00

                          1000                                 $3.50

                          1000                                 $4.00

                          1000                                 $4.50

                          1000                                 $5.00

                          1000                                 $6.00


All options will automatically become exercisable on December 1, 2004 regardless of the market price of the Class A Common Stock.


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                                                                      Schedule B


                         NOTICE OF ELECTION TO EXERCISE



Attention:

Gentlemen:

                  I hereby irrevocably elect to exercise the Stock Option held by me under the 1998 Stock Option Plan of Staff Builders, Inc. (the "Corporation") to purchase shares of the Class A Common Stock, par value $.01 per share, of the Corporation at an option price of $__________ per share.

                  Enclosed is a check, payable to the order of the Corporation, in the amount of $_____________.

                  A completed Exercise of Stock Option Payment Remittance Form is attached.

                  Please instruct [                          ], Transfer Agent,
to issue _________ certificate(s) for __________ shares each and, if applicable, a separate certificate for the remaining _____________ shares in my name as shown below. The following address is for the records of the Transfer Agent for mailing stockholder communications:


               -------------------------------------------------
                                      Name


               -------------------------------------------------
                              Taxpayer I.D. Number
                     (i.e. Social Security/Insurance Number)


               -------------------------------------------------
                                Number and Street


               -------------------------------------------------
                      City          State         Zip Code


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Please forward the certificate(s) to me at the following address:


               -------------------------------------------------
                                Number and Street


               -------------------------------------------------
                      City          State         Zip Code


                  This election incorporates, and is subject to, all terms and conditions of the Plan and my Stock Option Agreement with the Corporation. The Stock Option I am exercising is stated to be:

                  [Check one]    (    )   Incentive Stock Option
                                 (    )   Nonqualifying Stock Option

                  I am acquiring the foregoing shares for investment purposes only, and not with a view to their sale or distribution.

Dated:
      ------------------------


                                ----------------------------------
                                Signature



                                ----------------------------------
                                Print Name


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                                                                    Schedule B-1


                              STAFF BUILDERS, INC.

                                      1998
                                STOCK OPTION PLAN

                Exercise of Stock Option Payment Remittance Form


                  In fulfillment of the accompanying Notice of Election to Exercise, which advises you of my intention to exercise options to purchase ________ shares of Staff Builders, Inc. Class A Common Stock at an option price of $ per share, for a total purchase price of $ , I enclose in full payment of the purchase price:

                  bank check in the amount of . . . . . . $
                  made payable to Staff Builders, Inc.     -----------------

Dated:
      ----------------------                                --------------------
                                                            Signature
(     )   Incentive Stock Option
(     )   Nonqualifying Stock Option
                                                            --------------------
                                                            Type Name